Exhibit 4.1

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                              DIGITAL VALLEYS CORP.

                                  COMMON STOCK
                              PAR VALUE $0.001 EACH


 THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR
      OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS

This is to Certify that ____________________________________ is the owner of


             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                              DIGITAL VALLEYS CORP.

 transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.


DATED:____________.


_______________________                                  _______________________
CHIEF EXECUTIVE OFFICER                                        SECRETARY

                       THIS CERTIFICATE IS SUBJECT TO THE
                   RESTRICTIONS SET FORTH ON THE BACK HEREOF.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                                     .......Custodian.......
TEN COM - as tenants in common            UNIF GIFT MIN ACT - (Cust.)   (Minor)

TEN ENT - as tenants by the entireties            Under Uniform Gifts to Minors

JT TEN - as joint tenants with right of           Act........................
         survivorship and not as tenants                    (State)
         in common

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


------------------------------------

      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                  OF ASSIGNEE)

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__________________________________________ SHARES OF _____________ COMMON STOCK,
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _________________________________ ATTORNEY,

TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.



                       DATED _________________ 20_________


                                 IN PRESENCE OF


                           ---------------------------


          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
    THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR
           WITHOUT ALTERATION OF ENLARGEMENT OR ANY CHANGE WHATSOEVER